Exhibit 99.3

UNION BANKSHARES CORPORATION AND FIRST MARKET BANK, FSB

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet

As of September 30, 2009

(in thousands)

	UBSH Historical		FMB Historical	Merger Pro Forma Adjustments		Pro Forma Combined
ASSETS
Cash and due from banks	$36,601		$21,802	$(8,200	) (10)	$50,203
Interest-bearing deposits in banks	31,552	(11)	103,755	—		135,307
Money market investments	243		—	—		243
Other interest-bearing deposits	2,598		—	—		2,598
Federal funds sold	318		—	—		318

Total cash and cash equivalents	71,312		125,557	(8,200)		188,669

Securities held to maturity	—		21,248	986	(1)	22,234
Securities available for sale, at fair value	398,870		212,221	—		611,091

						—
Mortgage loans held for sale	42,096		—	—		42,096

Loans, net of unearned income	1,885,075		1,028,479	(26,877	) (2)	2,886,677
Less allowance for loan losses	32,930		14,986	(14,986	) (3)	32,930

Net loans	1,852,145		1,013,493	(11,891)		2,853,747

Premises and equipment, net	79,196		22,731	—		101,927
Other real estate owned	13,783		1,747	—		15,530
Core deposit intangibles, net	8,171		—	21,511	(4)	29,682
Goodwill	56,474		—	7,438	(9)	63,912
Bank-owned life insurance	34,507		15,310	—		49,817
Other assets	26,730		17,801	—		44,531

Total assets	$2,583,284		$1,430,108	$9,845		$4,023,237

LIABILITIES
Noninterest-bearing deposits	$299,452		$181,668	$—		$481,120
Interest-bearing deposits:						—
NOW accounts	199,777		120,916	—		320,693
Money market accounts	428,729		277,667	—		706,396
Savings accounts	101,655		34,357	—		136,012
Time deposits of $100,000 and over	446,777		244,915	—		691,692
Other time deposits	489,178		313,794	7,952	(5)	810,924
Brokered Deposits	—		—	—		—

Total interest-bearing deposits	1,666,116		991,649	7,952		2,665,717

Total deposits	1,965,568		1,173,317	7,952		3,146,837

Securities sold under agreements to repurchase	44,455		—	—		44,455
Other short-term borrowings	15,000		106,145	—		121,145
Long-term borrowings	140,000		17,500	1,800	(6)	159,300
Trust Preferred capital notes	60,310		—	—		60,310
Other liabilities	17,720		5,266	300	(7)	23,286

Total liabilities	2,243,053		1,302,228	10,052		3,555,333

Commitments and contingencies

STOCKHOLDERS’ EQUITY
Preferred stock, U.S. Treasury	590		339	—		929
Surplus, U.S. Treasury	58,284		35,256	—		93,540
Preferred stock	—		10,000	(10,000	) (8)	—
Common stock	24,395	(11)	—	9,810	(8)	34,205
Surplus	96,681	(11)	22,732	69,241	(8)	188,654
Retained earnings	155,073		57,965	(57,965	) (8)	146,873
				(8,200	) (10)
Warrant	2,808		—	—		2,808
Discount on preferred stock	(2,418)		(1,505)	—		(3,923)
Accumulated other comprehensive loss, net	4,818		3,093	(3,093	) (8)	4,818

Total stockholders’ equity	340,231		127,880	(207)		467,904

Total liabilities and stockholders’ equity	$2,583,284		$1,430,108	$9,845		$4,023,237

The accompanying notes are an integral part of the unaudited pro forma condensed combined consolidated financial information. Certain reclassifications have been made to FMB’s balance sheet to conform with UBSH’s presentation.

(1)	Fair value adjustment to securities portfolio.
(2)	The interest rate portion reflects fair value based upon current interest rates for similar loans and was provided by an outside valuation firm using primarily level 2 inputs. This adjustment will be accreted into income over the estimated lives of these loans. Estimated accretion in the pro forma was determined using the sum-of-the-years-digits method which approximates the level yield method. Upon closing, an independent valuation will be conducted and the resulting adjustment amortized using the level yield (interest) method. The most significant portion ($25.7 million) of the adjustment to loans reflects the estimated credit portion of the fair value adjustment as required under SFAS 141R. This amount is an estimate of the contractual cash flows not expected to be collected over the estimated lives of these loans. It differs from the allowance for loan losses under SFAS 5 using the incurred loss model, which estimated probable loan losses incurred as of the balance sheet date. Under the incurred loss model, losses expected as a result of future events are not recognized.

When using an expected cash flows approach however, those losses are factored into the valuation. Furthermore, when determining the present value of expected cash flows, the loans are discounted using an effective interest rate, which is not reflected in an incurred loss model. Thus, the anticipated difference in models and the application of a market interest rate led to the estimated credit quality adjustment of $25.7 million (the remaining adjustment of $1.2 million relates to the comparison to market rates). For purposes of these pro forma financial statements, we have estimated this figure at 2.5% of the loan portfolio, based upon similar estimates in similar contemplated transactions.

The final accounting, as of the acquisition date, will utilize the valuation techniques set forth in SFAS 157, paragraph 18. The principal valuation approach will use the income approach and will include assumptions regarding the anticipated cash flows for loans and pools of loans, the timing/variability of such cash flows, the time value of money and other pertinent factors to develop a reasonable discounted cash flow valuation. Any increase/decrease in the estimated credit portion of the valuation adjustment in this pro forma estimate and the final accounting, as of the acquisition date, will result in an equal increase/decrease in goodwill.

(3)	Elimination of FMB’s existing allowance for loan losses. Acquisition accounting requires fair value accounting for acquired loans, eliminating the separate recorded valuation allowance.
(4)	Estimation of fair value of core deposit intangible (CDI) amortized over 7 years using a straight-line amortization method. The estimated CDI represents the estimated future economic benefit resulting from the acquired customer balances and relationships (i.e. noninterest and interest bearing demand accounts, savings and money market accounts). This value was estimated based on similar transactions while the final value and amortization method will be based upon results from an independent appraisal at the date of the acquisition that may provide a more reliable economic benefit pattern related to those deposits.
(5)	Fair value adjustment on deposits at current interest rates for similar deposits as provided by an outside valuation firm. This adjustment will be accreted into income over the estimated lives of these deposits. Estimated accretion in the pro forma was determined using the sum-of-the-years-digits method which approximates the level yield method. Upon closing, an independent valuation will be conducted and the resulting adjustment amortized using the level yield (interest) method.
(6)	Fair value adjustment of borrowings at current interest rates for similar borrowings and was provided by an outside valuation firm. This adjustment will be accreted into income over the estimated lives of these borrowings. Estimated accretion in the pro forma was determined using the sum-of-the-years-digits method which approximates the level yield method. Upon closing, an independent valuation will be conducted and the resulting adjustment amortized using the level yield (interest) method.
(7)	Estimated deferred tax liability arising from the core deposit intangible and other fair value adjustments of assets and liabilities, less deferred tax assets arising from the credit quality fair value adjustment on loans and other fair value adjustments of assets and liabilities.
(8)	Elimination of FMB stockholders’ equity as part of the acquisition accounting adjustments representing the conversion of all FMB preferred and common shares into UBSH common shares. The $10 million in outstanding preferred shares will convert into common based on the average UBSH share price for the ten trading days preceeding the fifth day prior to closing. FMB common shares convert at a ratio of 6,273.259 UBSH shares for each share of FMB. UBSH will assume FMB’s $34.1 million obligation under the U.S. Treasury investment in FMB’s Series B and C preferred stock.
(9)	Estimated amount of goodwill to be recorded in the acquisition of FMB, less amounts allocated to the fair value of tangible and specifically identified intangible assets acquired. The purchase price and purchase price allocation are as follows:

Conversion of 100% of FMB’s outstanding common shares into 6,273.259 shares of UBSH common stock (based upon a closing price of $13.80 as of March 31, 2009) and conversion of 100% of FMB’s Series A 9% Non-Cumulative Preferred Stock (based upon the average closing price of UBSH stock of $14.83 for the 10 days ended March 31, 2009) -	$101,784
Assumption by UBSH of the book value of FMB’s Series B and C preferred stock issued to the U.S. Treasury -	$34,090

Total consideration (purchase price) -	$135,874

The excess of fair value of the consideration transferred over book value was allocated to identifiable intangibles based on their estimated value. The only such identified intangible is the core deposit intangible which was valued at 3.5% based on similar transactions and will be adjusted after an independent appraisal at the date of acquisition. The remaining amount of excess fair value of consideration transferred is recorded as goodwill. Such goodwill consists largely of the synergies, expense reductions and other economies of scale expected to come from combining the operations of FMB and UBSH. No goodwill is expected to be deductible for income tax purposes.

The purchase price and purchase price allocation are as follows:

Allocation of Purchase Price
Total consideration (purchase price)	$135,874
Net assets acquired (book value)	127,880

Purchase price in excess of book value	7,994
Allocated to:
Core deposit intangible	21,511
Fair value adjustment on loans	(1,165)
Eliminate existing allowance for loan losses	14,986
Credit quality adjustment on loans	(25,712)
Securities available for sale	986
Deposits	(7,952)
Long-term borrowings	(1,800)
Real Estate Valuation	—
Deferred income tax liability	(299)

Excess purchase price over allocation to identifiable asset and liabilities (goodwill)	$7,438

(10)	Adjustment to record estimated one-time merger related expenses and restructuring charges totaling $12.1 million ($8.2 million net of taxes) expected to be incurred. This adjustment for the anticipated nonrecurring charges is not reflected in the accompanying pro forma income statement.
(11)	Reflects the completion on September 16, 2009 of a firm commitment underwritten public offering in which UBSH sold 4.725 million shares of its common stock at $13.25 per share, which resulted in total proceeds to UBSH of approximately $58.8 million (net of underwriting discounts and offering expenses and without giving effect to the exercise of the underwriters’ 30-day option to purchase up to an additional 708,750 shares of common stock at $13.25 per share to cover over-allotments, if any). The public stock offering was a separate and independent transaction from the proposed merger with FMB. Expenses (underwriting discounts and commissions, legal and accounting fees, printing expenses and other related expenses) netted against gross offering proceeds of the offering represent incremental costs directly attributable to the offering of the securities. No managment salaries or other general and administrative expenses were allocated as costs of the offering.

UNION BANKSHARES CORPORATION AND FIRST MARKET BANK, FSB

Unaudited Pro Forma Condensed Combined Consolidated Statements of Income

For The Nine Months Ended September 30, 2009

(dollars in thousands, except per share data)

	UBSH Historical		FMB Historical	Merger Pro Forma Adjustments		Pro Forma Combined
Interest Income
Interest and fees on loans	$83,680		$42,803	$250	(1)	$126,733
Interest on Federal funds sold	—		—	—		—
Interest on deposits in other banks	123		166	—		289
Interest on money market investments	—		—	—		—
Interest on other interest-bearing deposits	—		—	—		—
Interest and dividends on securities:
Taxable	7,860		6,549	(493	) (2)	13,916
Nontaxable	4,180		254	—		4,434

Total interest and dividend income	95,843		49,772	(243)		145,372

Interest Expense
Interest on deposits	31,222		15,156	(2,982	) (3)	43,396
Interest on Federal funds purchased	16		—	—		16
Interest on short-term borrowings	1,983		459	—		2,442
Interest on long-term borrowings	5,387		2,164	(900	) (4)	6,651

Total interest expense	38,608		17,779	(3,882)		52,505

Net interest income	57,235		31,993	3,639		92,867
Provision for loan losses	12,502		4,420	—		16,922

Net interest income after provision for loan losses	44,733		27,573	3,639		75,945

Noninterest Income
Service charges on deposit accounts	6,216		6,002	—		12,218
Other service charges, commissions and fees	4,422		2,503	—		6,925
Gains on securities transactions, net	30		1	—		31
Gains on sales of loans	12,396		—	—		12,396
Gains (losses) on sales of other real estate owned and bank premises, net	(24)		—	—		(24)
Other operating income	1,482		578	—		2,060

Total noninterest income	24,522		9,084	—		33,606

Noninterest Expense
Salaries and benefits	32,403		16,532	—		48,935
Occupancy expenses	5,312		3,726	—		9,038
Furniture and equipment expenses	3,451		1,722	—		5,173
Communication expenses	4,984		445	—		5,429
Professional services	2,142		853	—		2,995
Data processing fees	1,025		3,254	—		4,279
Marketing and advertising expense	1,913		718	—		2,631
Insurance expense	3,797		1,660	—		5,457
Other taxes	1,353		—	—		1,353
Loan and OREO expenses	1,035		82	—		1,117
Amortization of core deposit premuims	1,448		—	2,305	(5)	3,753
Other expenses	4,520		3,791	—		8,311

Total noninterest expenses	63,383		32,783	2,305		98,471

Income before income taxes	5,872		3,874	1,334		11,080
Income tax expense	361		1,208	467		2,036

Net income	$5,511		$2,666	$867		$9,044

Dividends paid and accumulated on preferred stock	2,212		1,876	—		4,088
Net accretion of discount and amortization of premium on preferred stock	372		190	—		562

Net income available to common stockholders	$2,927		$600	$867		$4,394

Earnings per common share, basic	$0.21		$561.66			$0.20

Earnings per common share, diluted	$0.21		$561.66			$0.20

Weighted average shares outstanding – Basic	14,093,227	(6)	1,068	7,374,543		21,467,770
Weighted average shares outstanding – Diluted	14,134,161	(6)	1,068	7,374,543		21,508,704

The accompanying notes are an integral part of the unaudited pro forma condensed combined consolidated financial information. Certain reclassifications have been made to FMB’s income statement to conform with UBSH’s presentation.

(1)	The level yield adjustment is the accretion of the fair value adjustment to FMB’s book value over the estimated lives of the related loans to reflect current market interest rates at the data of acquisition.
(2)	The level yield adjustment is the accretion of the fair value adjustment to FMB’s book value over the estimated lives of the related securities to reflect current market interest rates at the data of acquisition.
(3)	The level yield adjustment is the accretion of the fair value adjustment to FMB’s book value over the estimated lives of the related deposits to reflect current market interest rates at the data of acquisition.
(4)	The level yield adjustment is the accretion of the fair value adjustment to FMB’s book value over the estimated lives of the related borrowings to reflect current market interest rates at the data of acquisition.
(5)	Estimation of fair value of core deposit intangible (CDI) amortized over 7 years using a straight-line amortization method. The estimated CDI represents the estimated future economic benefit resulting from the acquired customer balances and relationships (i.e. noninterest and interest bearing demand accounts, savings and money market accounts). This value was estimated based on similar transactions while the final value and amortization method will be based upon results from an independent appraisal at the date of the acquisitiont that may provide a more reliable economic benefit pattern related to those deposits.
(6)	Reflects the completion on September 16, 2009 of a firm commitment underwritten public offering in which UBSH sold 4.725 million shares of its common stock at $13.25 per share, which resulted in total proceeds to UBSH of approximately $58.8 million (net of underwriting discounts and offering expenses and without giving effect to the exercise of the underwriters’ 30-day option to purchase up to an additional 708,750 shares of common stock at $13.25 per share to cover over-allotments, if any). The public stock offering was a separate and independent transaction from the proposed merger with FMB. Expenses (underwriting discounts and commissions, legal and accounting fees, printing expenses and other related expenses) netted against gross offering proceeds of the offering represent incremental costs directly attributable to the offering of the securities. No managment salaries or other general and administrative expenses were allocated as costs of the offering.

UNION BANKSHARES CORPORATION AND FIRST MARKET BANK, FSB

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF INCOME

For The Year Ended December 31, 2008

(dollars in thousands, except per share data)

	UBSH Historical	Stock Offering Pro Forma Adjustments		Adjusted UBSH	FMB Historical	Merger Pro Forma Adjustments		Pro Forma Combined
Interest Income
Interest and fees on loans	$120,642	$—		$120,642	$64,688	$611	(1) $	185,941
Interest on Federal funds sold	98	—		98	—	—		98
Interest on deposits in other banks	39	—		39	46	—		85
Interest on money market investments	1	—		1	—	—		1
Interest on other interest-bearing deposits	49	—		49	—	—		49
Interest and dividends on securities:		—		—				—
Taxable	9,068	—		9,068	8,346	(238	)(2)	17,176
Nontaxable	5,198	—		5,198	165	—		5,363

Total interest and dividend income	135,095	—		135,095	73,245	373		208,713

Interest Expense
Interest on deposits	44,298	—		44,298	26,226	(3,957	)(3)	66,568
Interest on Federal funds purchased	380	—		380	—	—		380
Interest on short-term borrowings	4,407	—		4,407	2,525	—		6,932
Interest on long-term borrowings	8,137	—		8,137	3,672	(1,409	)(5)	10,400

Total interest expense	57,222	—		57,222	32,423	(5,366)		84,279

Net interest income	77,873	—		77,873	40,822	5,739		124,434
Provision for loan losses	10,020	—		10,020	4,530	—		14,550

Net interest income after provision for loan losses	67,853	—		67,853	36,292	5,739		109,884
Noninterest Income
Service charges on deposit accounts	9,154	—		9,154	7,643	—		16,797
Other service charges, commissions and fees	6,637	—		6,637	3,106	—		9,743
Gains on securities transactions, net	29	—		29	96	—		125
Gains on sales of loans	11,120	—		11,120	—	—		11,120
Gains on sales of other real estate owned and bank premises, net	1,826	—		1,826	—	—		1,826
Other-than-temporary impairment of securities	—	—		—	(4,429)	—		(4,429)
Other operating income	1,789	—		1,789	1,043	—		2,832

Total noninterest income	30,555	—		30,555	7,459	—		38,014

Noninterest Expense
Salaries and benefits	43,126	—		43,126	22,519	—		65,645
Occupancy expenses	6,960	—		6,960	4,684	—		11,644
Furniture and equipment expenses	4,988	—		4,988	2,117	—		7,105
Communication expenses	6,822	—		6,822	633	—		7,455
Professional services	2,378	—		2,378	1,234	—		3,612
Data processing fees	1,340	—		1,340	4,556	—		5,896
Marketing and advertising expense	2,405	—		2,405	1,354	—		3,759
Insurance expense	1,245	—		1,245	—	—		1,245
Other taxes	1,662	—		1,662	—	—		1,662
Loan and OREO expenses	754	—		754	—	—		754
Amortization of core deposit premiums	1,957	—		1,957	—	3,126	(4)	5,083
Other expenses	5,999	—		5,999	5,224	—		11,223

Total noninterest expenses	79,636	—		79,636	42,321	3,126		125,083

Income before income taxes	18,772	—		18,772	1,430	2,614		22,815
Income tax expense (benefit)	4,258	—		4,258	(29)	915		5,144

Net income	$14,514	$—		$14,514	$1,459	$1,699		$17,671

Dividends paid and accumulated on preferred stock	$—	—		—	$900			$900
Accretion of discount on preferred stock	18	—		18	—	—		18

Net income available to common stockholders	14,496	$—		$14,496	559	1,699		16,753

Earnings per common share, basic	$1.08			$0.80	$549.74			$0.66

Earnings per common share, diluted	$1.07			$0.79	$549.74			$0.65

Weighted average shares outstanding – Basic	13,477,760	4,725,000	(6)	18,202,760	1,017	7,374,594		25,577,354
Weighted average shares outstanding – Diluted	13,542,948	4,725,000	(6)	18,267,948	1,017	7,374,594		25,642,542

The accompanying notes are an integral part of the unaudited pro forma condensed combined consolidated financial information. Certain reclassifications have been made to FMB’s income statement to conform with UBSH’s presentation.

(1)	The level yield adjustment is the accretion of the fair value adjustment to FMB’s book value over the estimated lives of the related loans to reflect current market interest rates at the data of acquisition.
(2)	The level yield adjustment is the accretion of the fair value adjustment to FMB’s book value over the estimated lives of the related held-to-maturity securities to reflect current market interest rates at the data of acquisition.
(3)	The level yield adjustment is the accretion of the fair value adjustment to FMB’s book value over the estimated lives of the related deposits to reflect current market interest rates at the data of acquisition.
(4)	Estimation of fair value of core deposit intangible (CDI) amortized over 7 years using a straight-line amortization method. The estimated CDI represents the estimated future economic benefit resulting from the acquired customer balances and relationships (i.e. noninterest and interest bearing demand accounts, savings and money market accounts). This value was estimated based on similar transactions while the final value and amortization method will be based upon results from an independent appraisal at the date of the acquisition that may provide a more reliable economic benefit pattern related to those deposits.
(5)	The level yield adjustment is the accretion of the fair value adjustment to FMB’s book value over the estimated lives of the related borrowings to reflect current market interest rates at the data of acquisition.

	Fair Value Adjustments	Core Deposit Intangible	Total
Impact of acquisition accounting adjustments over next 5 years:
Year 1	5,739	(3,126)	2,613
Year 2	3,733	(3,126)	607
Year 3	1,726	(3,126)	(1,400)
Year 4	306	(3,126)	(2,821)
Year 5	204	(3,126)	(2,922)

(6)	Reflects the completion on September 16, 2009 of a firm commitment underwritten public offering in which UBSH sold 4.725 million shares of its common stock at $13.25 per share, which resulted in total proceeds to UBSH of approximately $58.8 million (net of underwriting discounts and offering expenses and without giving effect to the exercise of the underwriters’ 30-day option to purchase up to an additional 708,750 shares of common stock at $13.25 per share to cover over-allotments, if any). The public stock offering was a separate and independent transaction from the proposed merger with FMB. Expenses (underwriting discounts and commissions, legal and accounting fees, printing expenses and other related expenses) netted against gross offering proceeds of the offering represent incremental costs directly attributable to the offering of the securities. No management salaries or other general and administrative expenses were allocated as costs of the offering. See “Summary – Recent Developments.”

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